Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R §§ 200.80(b)4, AND 240.24b-2

EXECUTION COPY

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this 30th day of March, 2010 (the “Effective Date”), by and between BMR-2282 FARADAY AVENUE LLC, a Delaware limited liability company (“Landlord”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.            WHEREAS, Landlord and Tenant entered into that certain Lease dated as of September 19, 2005, as amended by that certain First Amendment to Lease Agreement dated as of May 8, 2007 (such Lease, as so amended, the “Lease”), whereby Tenant leases from Landlord certain premises located at 2282 Faraday Avenue in Carlsbad, California, as more particularly described in the Lease ((the “Premises”).

B.            WHEREAS, Landlord and Tenant desire to extend the Lease Term and provide Tenant with certain purchase options with respect to the Premises, all as more particularly described herein; and

C.            WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.             Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2.             Lease Term Extension. Section 2.1 of the Lease is hereby replaced in its entirety with the following:

“Lease Term.  The term of this Lease shall commence on September 19, 2005 (the “Commencement Date”) and end on December 31, 2031 (the “Lease Term”), subject to earlier termination of this Lease as provided herein; provided, however, that Tenant shall have four (4) options to extend the Lease Term, as further described in Article 36.”

3.             Tenant’s Purchase Option. Article 24 of the Lease is hereby amended by adding the following  Section 24.3:

“24.3       Purchase Option.

24.3.1      Tenant is hereby granted seven separate options to purchase the Premises from Landlord on the dates set forth in Section 24.2.1 of that certain Lease Agreement dated as of March 30, 2010 by and between BMR-Gazelle Court LLC, as landlord and Tenant, as tenant (the “Gazelle Court Lease”) on which tenant under such Gazelle Court Lease can exercise the Purchase Options (as defined in the Gazelle Court Lease) pursuant to the terms of Section 24.2.1 of the Gazelle Court Lease (each a “Faraday Purchase Option”).  The day on which each Faraday Purchase Option shall close shall be the date on which the equivalent Purchase Option under the Gazelle Court Lease is required to close.  Each such date shall be referred to herein as the “Faraday Purchase Option Closing Date” for each applicable Faraday Purchase Option. Tenant’s exercise of a Faraday Purchase Option shall be subject to and in accordance with the terms of this Section 24.3.  For purposes of clarity, the exercise or expiration of a Faraday Purchase Option under the Lease will have no effect on Tenant’s rights or obligations under the Gazelle Court Lease, and vice versa.

24.3.2      Tenant shall have no right to exercise any Faraday Purchase Option, or consummate any acquisition pursuant thereto, (a) during any period when a Tenant default exists and is continuing  under the Lease, or (b) if the Lease has expired or otherwise been terminated.  The rights contained in this Section 24.3 shall be personal to Tenant or to any assignee pursuant to a Specially Permitted Assignment, and shall automatically become null and void upon any transfer or assignment by the Tenant (other than a Specially Permitted Assignment).

24.3.3      If Tenant chooses to exercise any Faraday Purchase Option, then (a) the closing date for the purchase of the Premises shall be the respective Faraday Purchase Option Closing Date, and (b) Tenant shall deliver written notice to Landlord of Tenant’s decision to exercise the Faraday Purchase Option (the “Faraday Purchase Option Exercise Notice”) at least ninety (90) days prior to such Faraday Purchase Option Closing Date.  If Tenant exercises any Faraday Purchase Option, but the closing of Tenant’s purchase of the Premises does not occur by the Faraday Purchase Option Closing Date (for any reason other than due to the material default of Landlord hereunder or under the applicable Purchase and Sale Agreement or a failure of conditions for the benefit of Tenant), then the Faraday Purchase Option exercised by Tenant (and all other Faraday Purchase Options under this Lease) shall automatically lapse and be of no further force or effect, and Tenant shall have no further rights under this Section 24.3.

24.3.4      Upon Landlord’s receipt of the Faraday Purchase Option Exercise Notice from Tenant, Landlord and Tenant shall execute a purchase and sale agreement for the Premises substantially in the form attached hereto as Exhibit ‘A’ (the “Purchase and Sale Agreement”).  In connection with such purchase and sale, Tenant shall reimburse Landlord for all reasonable and customary costs actually incurred by Landlord in connection with the purchase and sale transaction including, but not limited to, attorneys’ fees for outside counsel (provided, however, that Tenant will not be required to reimburse Landlord’s attorneys’ fees in excess of $25,000 (as such amount shall be adjusted by multiplying the amount by the CPI Adjustment Factor described below)).  As used herein, the “CPI Adjustment Factor” means, as of any date, the greater of (a) the CPI for such date divided by the CPI for the Effective Date; and (b) 1.00. As used herein, “CPI” means the United States Department of Labor, Bureau of Labor Statistics “Consumer Price Index” for All Urban Consumers (CPI-U) published for the Los Angeles-

Riverside-Orange County, CA, Metropolitan Statistical Area, with a base of 1982-1984 = 100.  If the CPI ceases to be published, with no successor index, then the parties shall reasonably agree upon a reasonable substitute index.  The CPI for any date means the CPI last published before the calendar month that includes such date

24.3.5      The purchase price payable by Tenant for the acquisition of the Premises pursuant to the Faraday Purchase Option shall be as follows:

(a)           With regard to any acquisition of the Premises pursuant to the Faraday Purchase Option at the end of Lease Year five (5), six (6), seven (7), eight (8) or nine (9) (as defined and set forth in the Gazelle Court Lease), the purchase price shall be calculated as of the applicable Faraday Purchase Option Closing Date by dividing the Base Monthly Rental due under the Lease for the twelve months following such Faraday Purchase Option Closing Date by  the “cap rate” for the relevant Purchase Option under the Gazelle Court Lease set forth in the PO Model (as defined in the Gazelle Court Lease).  Promptly following the Completion Date (as defined in the Gazelle Court Lease), the parties will discuss and endeavor to agree upon the applicable purchase price for the Faraday Purchase Options at the end of Lease Years five (5), six (6), seven (7), eight (8) and nine (9) (as defined and set forth in the Gazelle Court Lease), and the parties will by written amendment append such purchase prices to the Lease as a new Exhibit.  If the parties are unable to agree upon the applicable purchase price, then the Lease shall continue in full force and effect until such purchase price is agreed upon.  If the date on which such purchase price is agreed upon is after the applicable Faraday Purchase Option Closing Date has passed then the closing shall occur on the date that is thirty days after such purchase price is agreed upon.

(b)           With regard to any acquisition of the Premises pursuant to the Faraday Purchase Option at the end of Lease Year fifteen (15) or twenty (20) (as defined and set forth in the Gazelle Court Lease), the purchase price shall equal the “fair market value” for the Premises determined as of the date that is sixty (60) days prior to the Faraday Purchase Option Closing Date.  For purposes of this Section 24.3.5, the “fair market value” of the Premises shall be determined by the mutual agreement of Landlord and Tenant.  However, if Landlord and Tenant are unable to agree upon such fair market value by the sixtieth (60th) day prior to the Faraday Purchase Option Closing Date, then “fair market value” shall be determined by a process whereby (i) each party shall select an independent and licensed appraiser (who must be a qualified MAI appraiser) for the Premises (with at least ten (10) years experience appraising properties of similar type, use and location as the Premises) within fifteen (15) days of the sixtieth (60th) day prior to the Purchase Option Closing Date, (ii) each such appraiser shall prepare an appraisal of the Premises within fifteen (15) business days after their selection, (iii) if the appraisals of both appraisers with respect to the Premises differ by an amount equal to or less than five percent (5%) of the higher of the two appraisals, then the average of such appraisals shall be deemed to be the fair market value for the Premises for purposes of this Section 24.3, and (iv) if the appraisals of both appraisers with respect to the Premises differ by an amount that exceeds five percent (5%) of the higher of the two appraisals, then the two (2) selected appraisers shall agree upon the selection of a third appraiser who must be a qualified MAI appraiser (also with at least ten (10) years experience appraising properties of similar type, use and location as the Premises that is unaffiliated with either party hereto and that has not been retained or engaged by either party within the five (5) years preceding such appointment) within fifteen (15)

days of the date the second determination is sent in, who shall prepare an appraisal of the Premises within fifteen (15) business days after his or her selection, and such appraisal shall constitute the binding determination of fair market value for purposes of this Section 24.3.5; provided, however, that such appraisal may not be greater than the higher of the other appraisals or less than the lower of the other appraisals.  If the two appraisers are unable to agree upon the selection of a third appraiser, then either Landlord or Tenant shall be entitled to apply to the presiding judge of the Superior Court of the County of San Diego, California for the selection of a third appraiser who shall be selected from a list of names of experienced appraisers submitted by Landlord or from a list of names submitted by Tenant, as the case may be, unless both Landlord and Tenant submit lists of names, in which case the Court, in its sole discretion, shall select the third appraiser from the lists.  The cost of all appraisals performed in accordance with this Section 24.3 shall be paid by Tenant.  Such determination of “fair market value” determined in accordance with this Section 24.3.5 shall be binding upon the parties.

(c)           In addition to the purchase price payable by Tenant pursuant to this Section 24.3.5, as a condition to closing, Tenant shall pay all Rent owing to Landlord as of the applicable Faraday Purchase Option Closing Date.

24.3.6      It is the intent of the parties that the “fair market value” of the Premises be determined by using the appraisal valuation standards then commonly used by professional appraisers in determining fair market value of biomedical use properties in the state in which the Premises is located.  Any appraiser appointed pursuant to this Article 24 shall be instructed to determine independently the fair market value of the Premises in accordance with the definition of the term set forth in this Section 24.3.6.

24.3.7      Time is of the essence in the performance of the parties’ respective obligations contained in this Section 24.3.

24.3.8      Landlord and Tenant agree to execute such additional documents, including, without limitation, escrow instructions, and take such further actions, as may be reasonable and necessary to carry out the provisions of this Section 24.3.8.

24.3.9      Upon the consummation of the Tenant’s acquisition of the Premises pursuant to any Purchase Option, without limiting any of the parties’ respective rights and remedies under the Lease, this Lease shall terminate, and shall be of no further force or effect, except for those rights, obligations, and liabilities which expressly survive such termination or which have accrued prior to such termination.”

4.             Options to Extend. Article 36 of the Lease is hereby replaced in its entirety with the following:

“ARTICLE 36

OPTION TO EXTEND

36.1         Options To Extend.  Tenant shall have the option to extend the term of this Lease for four (4) successive renewal periods of five (5) years each, subject to the following provisions:

36.1.1  Tenant shall have no right to exercise an option:  (i) during the period commencing with the giving of any notice of default and continuing until said default is cured, (ii) during the period of time any Rent is unpaid, or (iii) in the event that Landlord has given three or more notices of separate monetary or material non-monetary breaches, whether or not the breaches are cured, during the twelve (12) months immediately preceding the exercise of the applicable option.

36.1.2  The period of time within which an option may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise an option because of the occurrence of one or more of the matters described in Section 36.1.1.

36.1.3  An option shall terminate and be of no further force or effect, notwithstanding Tenant’s due and timely exercise of the option, if, after such exercise and prior to the commencement of the extended term, (i) Tenant fails to pay Rent for a period of thirty (30) days after such Rent becomes due, or (ii) an Event of Default occurs.

36.1.4  Tenant shall exercise an option by delivery of written notice to Landlord not less than  twelve (12) months prior to the expiration of the Lease Term (as the same may have theretofor been extended by the exercise of a previous option pursuant to this Section 36).  If said notice is not delivered within said time period, such option and all remaining options granted pursuant to this Section 36 shall automatically terminate and be of no further force or effect.

36.2         Rent During Option Periods.

36.2.1  Rent.  The Base Monthly Rental payable by Tenant during any option period shall be the greater of:  (a) 95% of the “fair market rent” for the Premises at the commencement date of such option period, and (b) the Base Monthly Rental payable for the year immediately preceding the commencement date of such option period; provided, however, that the Base Monthly Rental payable during such option period shall be subject to the escalation provisions of Section 3.3 with the first such escalation occurring either (i) at the end of the second year of the extended term if the Base Monthly Rental is determined in accordance with Section 36.2.1(a) or (ii) upon the first day of the first year of the extended term if the Base Monthly Rental is determined in accordance with Section 36.2.1(b).

36.2.2  Fair Market Rent.  For purposes if this Section 36.2.2, the “fair market rent” for the Premises shall be determined as of the date that is sixty (60) days prior to the first day of the first year of the extended term.  If Landlord and Tenant cannot agree on the fair market rent of the Premises for any extension period by the sixtieth (60th) day prior to the first day of the first year of the extended term, then, Landlord and Tenant shall each select, within fifteen (15) days of such sixtieth (60th) day prior to the first day of the first year of the extended term, an appraiser who must be a qualified MAI appraiser with at least five (5) years experience appraising properties of similar type, use and location as the Premises to determine said “fair market rent.”  If one party fails to so designate an appraiser within the time required, the determination of “fair market rent” of the one appraiser who has been designated by the other party within the time required shall be binding on both parties.  The appraisers shall submit their determinations of fair market rental value to both parties within fifteen (15) business days after their selection.  If the difference between the two determinations is ten percent (10%) or less of the higher appraisal, then the average between the determinations shall be the fair market rental value of the Premises.  If said difference is greater than ten percent (10%), then the two appraisers shall within fifteen (15) days of the date the second determination is submitted to the parties designate a third appraiser who must also be a qualified MAI appraiser with at least five (5) years experience appraising properties of similar type, use and location as the Premises that is unaffiliated with either party hereto and that has not been retained or engaged by either party within the five (5) years preceding such appointment.  If the two appraisers are unable to agree upon the selection of a third appraiser, then either Landlord or Tenant shall be entitled to apply to the presiding judge of the Superior Court of the County of San Diego, California for the selection of a third appraiser who shall be selected from a list of names of experienced appraisers submitted by Landlord or from a list of names submitted by Tenant, as the case may be, unless both Landlord and Tenant submit lists of names, in which case the Court, in its sole discretion, shall select the third appraiser from the lists.  The sole responsibility of the third appraiser will be to determine which of the determinations made by the first two appraisers is most accurate.  The third appraiser shall have no right to propose a middle ground or any modification of either of the determinations made by the first two appraisers.  The third appraiser’s choice shall be submitted to the parties within fifteen (15) business days after his or her selection.  Such determination shall bind both of the parties and shall establish the fair market rental value of the Premises.  Each party shall pay equal shares of the fees and expenses of the third appraiser.  Fair market rent for the purposes of this Lease shall mean the then prevailing rent for buildings in the Carlsbad, California life science market, of comparable size, quality and location to the demised Premises, and leased on terms comparable to the terms contained in this Lease.”

5.             Memorandum of Lease.  Concurrently herewith, the parties shall promptly execute, acknowledge, and deliver duplicate originals of a Memorandum of Lease in form attached hereto as Exhibit ‘B’ (the “Memorandum of Lease”).  Either party may record such Memorandum of Lease.  Any taxes imposed upon such recording shall be paid by Tenant.  If the parties amend the Lease, then the parties shall have the same rights and obligations regarding a memorandum of such amendment as they do for the Memorandum of Lease.  Except as provided in this Section 5, Tenant shall not file or record any other documents with respect to the Premises.

6.             Exhibits. The provisions of Exhibits “A” and “B” attached hereto are hereby incorporated into and made a part of the Lease as Exhibits “E” and “F” thereto, respectively.

7.             Broker. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation and/or execution of this Lease other than CresaPartners (“Broker”), and that they know of no other real estate broker or agent that is or might be entitled to a commission in connection with this Lease.  Landlord shall compensate Broker in relation to this Lease pursuant to a separate agreement between Landlord and Broker.

8.             No Default.  Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

9.             Effect of Amendment.  Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

10.           Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

11.           Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-2282 FARADAY AVENUE LLC,
a Delaware limited liability company

By:	/s/ John Bonanno
Name:	John Bonanno
Title:	VP, Development

TENANT:

BMR-2282 FARADAY AVENUE LLC,
a Delaware corporation

By:	/s/ B. Lynne Parshall
Name:	B. Lynne Parshall
Title:	COO and CFO

EXHIBIT A TO AMENDMENT

EXHIBIT E

FORM PURCHASE AND SALE AGREEMENT

[See Attached]

AGREEMENT OF SALE

THIS AGREEMENT OF SALE (this “Agreement”) is made the                  day of                            , 20     (the “Effective Date”), by and between BMR-2282 FARADAY AVENUE LLC, a Delaware limited liability company (“Seller”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Buyer”). Seller and Buyer are sometimes hereinafter referred to collectively as the “parties”.

W I T N E S S E T H

1.             Sale of Premises.

A.            Purchase and Sale. Subject to all of the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, any and all of Seller’s right, title and interest in and to the following:

(i)            the land located at 2282 Faraday Avenue, Carlsbad, California, as more fully described in Exhibit “A” attached hereto and made a part hereof, together with all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such real property (collectively, the “Land”);

(ii) all and singular the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or in anyway appertaining to the Land (collectively, the “Appurtenant Rights”);

(iii) buildings, structures, fixtures, systems, improvements, topsoil, trees, shrubbery and landscaping situated on, in or under or used in connection with the land (collectively, the “Improvements”);

(iv) all right, title and interest of Seller, if any, in and to all tangible personal property now or hereafter located on, or used exclusively in connection with, the operation, ownership, maintenance, occupancy or improvement of the Land (collectively, the “Tangible Personal Property”; and

(v) all right, title and interest of Seller, if any, in and to all intangible personal property now or hereafter used exclusively in connection with the operation, ownership, maintenance, management, or occupancy of the Land or Improvements (to the extent assignable); the plans and specifications for the Improvements (to the extent assignable); warranties, indemnities, guaranties (express or implied), applications, permits, authorizations, approvals and licenses (to the extent applicable in any way to the above referenced Land, Improvements or the Tangible Personal Property and assignable); insurance proceeds received by (or owed to) Seller which relate to damage to the Land or Improvements caused by a casualty that has occurred prior to the Closing Date and for which restoration has not previously occurred, but only to the extent that such proceeds have not been applied by Seller prior to the Closing Date towards the cost of (a) pursuit or settlement of the applicable insurance claim, (b) the clearing of debris or other expenses associated with securing the Land or Improvements, or (c) restoration of the Land or Improvements; and condemnation awards or claims thereto (collectively, the “Intangible Property”).

B.            Premises Defined. The Land, the Appurtenant Rights, the Improvements, the Tangible Personal Property and the Intangible Property are hereinafter referred to as the “Premises”.

2.             Purchase Price.  The purchase price for the Premises (the “Purchase Price”) shall be                          Dollars ($                  ), payable as follows:

A.            Deposit. Concurrently with the execution and delivery of this Agreement, (i) the parties shall establish an escrow (the “Escrow”) with [Chicago Title Insurance Company, 2365 Northside Drive, 6th Floor, San Diego, CA 92108, Attn: Renee Marshall] (the “Title Company”), (ii) the parties shall deposit with the Title Company a fully executed original of this Agreement, and (iii) Buyer shall deposit with the Title Company a sum equal to [                   Dollars ($                )] [INSERT AMOUNT THAT IS [***] OF THE PURCHASE PRICE] in good funds either by certified bank or cashier’s check or by federal wire transfer (such funds, together with all interest accrued thereon while held in Escrow, the “Deposit”).  The Deposit shall be held in escrow by the Title Company in a federally insured, interest bearing account in accordance with the laws of the State of California and the provisions of this Agreement.  If this Agreement is terminated pursuant to Section 7 hereof, the Deposit shall be paid to either Buyer or Seller in accordance with the provisions of Section 7.  If the sale of the Premises is consummated, the Deposit shall be released to Seller and shall be credited against the Purchase Price.

B.            Payment of Purchase Price. At Closing, the Deposit shall be released to Seller, and Buyer shall pay to Seller through Escrow in the manner described herein the balance of the Purchase Price, as adjusted for prorations and other adjustments provided herein.

3.             Condition of Title.

A.            Title Review. Buyer acknowledges that it has been provided with the right and opportunity to review and investigate any and all conditions and aspect of title to the Premises deemed necessary or desirable by Buyer for purposes of evaluating the transactions contemplated hereby.

B.            Title Examination. Buyer hereby acknowledges that it approves all the encumbrances and exceptions to title embodied in the Permitted Exceptions (as defined below), and Buyer shall take title to the Premises subject to all such Permitted Exceptions (as defined below); provided, however, that Seller shall cause any liens granted by Seller and encumbering the Premises to secure the repayment of borrowed money to be removed from title or otherwise insured over by the Title Company. Without limiting the effect of the foregoing, the parties acknowledge and agree that the term “Permitted Exceptions” shall include the following:

(i)            the title encumbrances described on Exhibit F attached hereto;

(ii)           all covenants, conditions, restrictions, reservations, rights, rights of way, dedications, offers of dedication, encumbrances, liens and easements, in each case whether filed in the applicable public records or as would be apparent from an inspection or accurate survey of the Premises, except in each case to the extent that the same are granted or caused by Seller in a manner that would constitute a breach under the Lease;

(iii)          the rights of tenants or other occupants under any leases, licenses, and occupancy agreements granted by any person or entity other than Seller, including all amendments or modifications thereto or supplements thereof, covering all or any portion of the Premises;

(iv)          the lien of all ad valorem real estate taxes and assessments;

(v)           all liens and encumbrances with respect to the Premises which were granted by, or which arise in connection with the acts or omissions of, Buyer or any of Buyer’s agents, contractors, affiliates, invitees, or any other party that Buyer has permitted to use or occupy the Land or Improvements from and after the Effective Date of the Lease (as such term is defined in the Lease);

(vi)          local, state and federal laws, ordinances or governmental regulations, including but not limited to building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Premises; and

(vii)         those matters which would be disclosed by an accurate survey or inspection of the Premises.

C.            Conveyance of Title. At Closing, Seller shall convey and transfer, or cause to be conveyed or transferred, to Buyer all of Seller’s right, title and interest in and to the Premises, subject to the Permitted Exceptions.

D.            Covenants of Seller. Seller, as Landlord, and Buyer, as tenant, are parties to that certain Lease Agreement, dated as of September 19, 2005, as amended by that certain First Amendment to Lease Agreement dated as of May 8, 2007 and that certain Second Amendment to Lease Agreement dated as of March 30, 2010 (as so amended, the “Lease”), pursuant to which Buyer leases the Premises and is responsible for, among other things, its repair, upkeep and maintenance. Accordingly, Seller has not undertaken to either manage or operate the Premises in any particular way prior to Closing, or deliver the Premises at Closing in any particular condition. During the period from and after the Effective Date until the date that Closing occurs, Seller (i) shall fully and timely perform its obligations under the Lease, and (ii) shall not, without Buyer’s consent (which will not be unreasonably withheld, conditioned or delayed), grant any new liens or encumbrances against the Premises or take any action which would have a material adverse effect on (a) the use of the Premises in the manner in which it is being used as of the Effective Date, or (b) the value of the Premises.

4.             Closing.  The consummation of the purchase and sale of the Premises contemplated by this Agreement (the “Closing”) shall take place on [                           , 20    ] (the “Closing Date”) at [1:00 PM local time] through the Escrow administered by the Title Company, or such other time and place as Seller and Buyer agree to in writing.  [NOTE: TO BE DETERMINED IN ACCORDANCE WITH SECTION 24.3 OF THE LEASE].

A.            Conditions to Seller’s Obligation to Close.  The obligation of Seller to consummate the transactions contemplated hereunder shall be contingent upon the following:

(i)            Representations.  Buyer’s representations and warranties contained herein shall be materially true and correct as of the date of this Agreement;

(ii)           Performance.  All deliveries to be made by Buyer at Closing have been tendered, and Buyer shall have performed all of the other obligations to be performed by Buyer under this Agreement; and

(iii)          Moratorium.  No moratorium, statute or regulation of any governmental agency or order or ruling of any court has been enacted, adopted, or issued which would adversely affect Buyer’s ability to purchase the Property from Seller.

B.            Conditions to Buyer’s Obligation to Close.  The obligation of Buyer to consummate the transactions contemplated hereunder shall be contingent upon the following:

(i)            Representations.  Seller’s representations and warranties contained herein shall be materially true and correct as of the date of this Agreement;

(ii)           Performance.  All deliveries to be made by Seller at Closing have been tendered, and Seller shall have performed all of the other obligations to be performed by Seller under this Agreement;

(iii)          Title.  Upon the sole condition of payment of the premium, at Closing, the Title Company shall have irrevocably and unconditionally committed to issue to Buyer an ALTA Owner’s Policy of title insurance, with extended coverage (i.e., with ALTA General Exceptions deleted), dated as of the date and time of the recording of the Deed (as defined below), in the amount of the Purchase Price, insuring Buyer as owner of good, marketable and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions; provided, however, that notwithstanding the foregoing or any other provision of this Agreement to the contrary, the parties agree that Seller shall not be required to provide any indemnities, representations, warranties or affidavits to the Title Company; and

(iv)          Moratorium.  No moratorium, statute or regulation of any governmental agency or order or ruling of any court has been enacted, adopted, or issued which would adversely affect Seller’s ability to sell the Property to Buyer.

C.            Failure of Condition Precedent.  If any condition to such party’s obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date; each non-defaulting party may, in its sole discretion, either (i) terminate this Agreement by delivering written notice to the other party, or (ii) elect to close, notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition.

5.             Provisions With Respect to Closing.

A.            Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deliver, or cause to be delivered, to the Title Company, to be held in Escrow pending Closing, each of the following:

(i)            Deed.  One (1) original Grant Deed, duly executed and acknowledged by Seller, substantially in the form of Exhibit “B” attached hereto (the “Deed”);

(ii)           Bill of Sale and Assignment of Warranties.  Two (2) original counterparts of a Bill of Sale and Assignment and Assumption of Warranties, duly executed by Seller, substantially in the form of Exhibit “C” attached hereto (“Bill of Sale and Assignment of Warranties”);

(iii)          Termination of Lease.  Two (2) original counterparts of a Termination of Lease Agreement, duly executed by Seller substantially in the form of Exhibit “D” attached hereto (“Lease Termination”);

(iv)          FIRPTA Affidavit.  One (1) original Certificate Regarding Foreign Investment in Real Property Tax Act, duly executed and acknowledged by Seller, substantially in the form of Exhibit “E” attached hereto.; and

(v)           Closing Statement. An executed closing statement consistent with this Agreement and in a form requested by the Title Company.

B.            Deliveries by Buyer. At least one (1) business day prior to the Closing Date, Buyer shall deliver, or cause to be delivered, to the Title Company, to be held in Escrow pending Closing, each of the following:

(i)            Funds.    The balance of the Purchase Price, as adjusted for prorations and other adjustments provided herein;

(ii)           Bill of Sale and Assignment of Warranties.  Two (2) original counterparts of the Bill of Sale and Assignment of Warranties, duly executed by Buyer;

(iii)          Termination of Lease.  Two (2) original counterparts of the Lease Termination, duly executed by Buyer;

(iv)          Release.  A release of claims, duly executed and acknowledged by Buyer that contains the same disclaimers and release as set forth in Section 11, except such release will be dated as of the Closing Date (the “Release”); and

(v)           Closing Statement. An executed closing statement consistent with this Agreement and in a form requested by the Title Company.

6.             Closing Costs; Taxes; Apportionments.

A.            Buyer shall pay: (i) the fees of any counsel representing Buyer in connection with the transaction contemplated by this Agreement (the “Transaction”); (ii) the fees of any counsel representing Seller in connection with the Transaction (provided, however, that Buyer shall not be required to pay such fees in excess of $25,000 (as such amount shall be adjusted by multiplying $25,000 by the CPI Adjustment Factor described below)); (iii) the escrow fee, if any, which may be charged by the Title Company; (iv) the costs of any title reports, commitments or policies that Buyer may elect to obtain; (v) the cost of any survey that Buyer may elect to obtain; (v) all of the recording fees in connection with the sale transaction, and (vi) any transfer and sales taxes (but excluding Seller’s federal or state income, franchise, inheritance or estate taxes) that may arise in connection with the Transaction. As used herein, the “CPI Adjustment Factor” means, as of Closing Date, the greater of (a) the CPI for such date divided by the CPI for the Effective Date of the Lease; and (b) 1.00. As used herein, “CPI” means the United States Department of Labor, Bureau of Labor Statistics “Consumer Price Index” for All Urban Consumers (CPI-U) published for the Los Angeles-Riverside-Orange County, CA, Metropolitan Statistical Area, with a base of 1982-1984 = 100.  If the CPI ceases to be published, with no successor index, then the parties shall reasonably agree upon a reasonable substitute index.  The CPI for any date means the CPI last published before the calendar month that includes such date.

B.            Seller shall pay the fees of any counsel representing Seller to the extent that such fees exceed the amount of Seller’s legal fees for which Buyer is responsible pursuant to Section 6(A)(ii) above.

C.            Prorations.  If the Purchase Price is received by Seller’s depository bank in time to credit to Seller’s account on the Closing Date, the day of Closing shall belong to Buyer and all prorations hereinafter provided to be made as of the Closing shall each be made as of the end of the day before the Closing Date.  If the cash portion of the Purchase Price is not so received by Seller’s depository bank on the Closing Date, then the day of Closing shall belong to Seller and such proration shall be made as of the end of the day that is the Closing Date.  In each such proration set forth below, the portion thereof applicable to periods beginning as of Closing shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of Closing shall be credited to Seller or charged to Seller as applicable.  The parties acknowledge and agree that the Lease is a fully triple net lease such that Buyer, as tenant, is responsible to pay directly, or reimburse Seller for, any and all expenses incident to the ownership, operation and maintenance of the Premises, in each case as required under the Lease.  As a result, the parties shall not engage in normal and customary prorations.  However, at Closing, Buyer shall pay or credit to Seller any and all of the following:  (i) all Rent (as defined in the Lease) owing from Buyer, as tenant, to Seller (such amounts, “Rental Amounts”) under the Lease for the portion of the month in which closing occurs occurring prior to Closing and any period prior to Closing to the extent not previously paid by Buyer to Seller, including, but not limited to, any rental delinquencies; and (ii) all sums advanced or paid by Seller for real estate taxes, operating expenses, general assessments or special assessments related to the Premises for any period prior to or subsequent to the Closing to the extent not previously paid or reimbursed by Buyer, including, but not limited to, real estate taxes paid by Seller with respect to any period prior to or subsequent to the Closing and not yet reimbursed.  At Closing, Seller shall credit to Buyer any Rental Amounts paid by Buyer that are allocable to the period from and after Closing; provided, however, that Seller shall retain all amounts of additional rent previously paid by Buyer to Seller on account of common area maintenance expenses, real estate taxes, insurance expenses or other expenses to the extent incurred by Seller on account of expenses allocable to the Premises prior to or after Closing and previously paid by Seller.

D.            Final Adjustment After Closing.  In the event that final bills are not available or cannot be issued prior to Closing for any item being prorated under this Article 6, then Buyer and Seller agree to allocate such items on a fair and equitable basis as estimated based on the previous year’s amounts, with a true-up and final adjustment to be made as soon as reasonably possible after the Closing but no later than [six (6)] months after Closing.  Payments in connection with the final adjustment shall be due within thirty (30) days after receipt of written notice.  Each party shall have reasonable access to, and the right to inspect and audit, the other party’s books to confirm the final prorations.

7.             Failure to Close; Defaults.

A.            Buyer’s Default.  Provided that Seller has materially complied with its obligations hereunder and the conditions set forth in Section 4B have been satisfied, if Buyer fails to complete the Closing in accordance with the terms of this Agreement, then in addition to (i) any rights or remedies that Seller may have in connection therewith under the Lease, and (ii) any loss of rights that Buyer may incur in connection therewith and under the Lease (collectively, the “Lease Implications”), the Deposit shall be retained by Seller as liquidated and agreed damages for such breach, which shall be Seller’s sole and exclusive right and remedy under this Agreement for such breach, whereupon this Agreement shall become null and void and neither party hereto shall have any further rights, liabilities or obligations hereunder except those obligations which expressly survive termination

THE PARTIES ACKNOWLEDGE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT THE SALE IS NOT CONSUMMATED ARE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE AT THE EFFECTIVE DATE.  THEREFORE, BY SEPARATELY EXECUTING THIS SECTION 7(A) BELOW, THE PARTIES ACKNOWLEDGE THAT THE AMOUNT OF THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES AND NOT A PENALTY, AND SHALL (ASIDE FROM THE LEASE IMPLICATIONS, WHICH SHALL NOT BE LIMITED IN ANY WAY BY THIS SECTION BE SELLER’S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER ARISING FROM A FAILURE OF THE SALE TO CLOSE.  IN ADDITION, BUYER SHALL PAY ALL COSTS AND EXPENSES ALLOCABLE TO BUYER PURSUANT TO SECTION 6(A), AS WELL AS

ALL TITLE AND ESCROW CANCELLATION CHARGES.  NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THIS SECTION 7(A) LIMIT THE DAMAGES RECOVERABLE BY EITHER PARTY AGAINST THE OTHER PARTY DUE TO THE OTHER PARTY’S OBLIGATION TO INDEMNIFY SUCH PARTY IN ACCORDANCE WITH SECTION 14 OF THIS AGREEMENT.  BY SEPARATELY EXECUTING THIS SECTION 7(A). BELOW, BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE ABOVE PROVISION COVERING LIQUIDATED DAMAGES, AND THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS EXECUTED.

BMR-2282 FARADAY AVENUE LLC	ISIS PHARMACEUTICALS, INC.

By:	By:

Name:	Name:

Title:	Title:

B.            Seller’s Default.  In the event that Seller shall fail to perform the acts required by this Agreement to be performed by it prior to or as of the Closing for any reason, or the conditions set forth in Section 4B were not satisfied for any reason, Buyer shall be entitled, as its sole and exclusive remedy, to (i) receive the return of the Deposit, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (ii) to enforce specific performance of Seller’s obligation to convey the Premises to Buyer as contemplated by this Agreement, it being understood that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Buyer shall be deemed to have elected to terminate this Agreement and receive the return of the Deposit as its sole and exclusive remedy if Buyer fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Premises is located within sixty (60) days following the scheduled Closing Date.

8.             Seller’s Representations, Warranties and Covenants.  Seller hereby represents, warrants and covenants to Buyer, as of the Effective Date, as follows:

A.            Seller has full capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

B.            This Agreement, and all other instruments and documents to be executed and delivered by Seller to Buyer hereunder or pursuant hereto, have been or will be duly executed and delivered by Seller and constitute (or will constitute, as to those instruments and documents to be executed and delivered) the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principals of equity.

C.            There is no suit, action or proceeding pending or to the knowledge of Seller threatened against Seller before or by any court, administrative agency or other governmental or quasi-governmental authority, (i) affecting the Premises or (ii) which brings into question the validity of this Agreement or the Transaction.

9.             Buyer’s Representations, Warranties and Covenants.  Buyer hereby represents, warrants and covenants to Seller, as of the Effective Date, as follows:

A.            Buyer has full capacity, power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.

B.            This Agreement and all other instruments and documents to be executed and delivered by Buyer to Seller hereunder or pursuant hereto have been or will be duly executed and delivered by Buyer and constitute (or will constitute, as to those instruments and documents to be executed and delivered) the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

C.            There is no suit, action or proceeding pending or to the knowledge of Buyer threatened against Buyer or affecting the Premises before or by any court, administrative agency or other governmental or quasi-governmental authority, or which brings into question the validity of this Agreement or the Transaction.

10.           Investigations.

A.            Buyer acknowledges that it (i) is familiar with the Premises, (ii) has been given an opportunity to inspect the Premises and (iii) has completed all of its inspections with respect to the condition of the Premises as of the Effective Date.

11.           Disclaimers and Warranties.

A.            AS IS SALE; DISCLAIMERS. WITH RESPECT TO CLAUSES (i) THROUGH (iv) BELOW, EXCEPT IN THE CASE OF A BREACH BY SELLER OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 8, AND EXCEPT FOR SELLER’S BREACH OF ITS COVENANT SET FORTH IN SECTION 3D:

i.              SELLER IS NOT MAKING, AND HAS NOT AT ANY TIME MADE, ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ii.             UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER, AND BUYER SHALL ACCEPT, THE PREMISES “AS IS, WHERE IS, WITH ALL FAULTS”.  BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PREMISES OR RELATING THERETO MADE OR FURNISHED BY SELLER OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.  ALL MATERIALS, DATA AND INFORMATION DELIVERED BY SELLER TO BUYER, OR OTHERWISE MADE AVAILABLE TO BUYER, IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY ARE PROVIDED TO BUYER AS A CONVENIENCE ONLY AND ANY RELIANCE ON OR USE OF SUCH MATERIALS, DATA OR INFORMATION BY BUYER SHALL BE AT THE SOLE RISK OF BUYER.  NEITHER SELLER, NOR ANY AFFILIATE OF SELLER, NOR THE PERSON OR ENTITY WHICH PREPARED ANY REPORT OR REPORTS MADE AVAILABLE BY SELLER TO BUYER SHALL HAVE ANY LIABILITY TO BUYER FOR ANY INACCURACY IN OR OMISSION FROM ANY SUCH REPORTS.  BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PREMISES IS BEING SOLD “AS IS.”

iii.            BUYER REPRESENTS AND COVENANTS TO SELLER THAT BUYER HAS CONDUCTED SUCH INVESTIGATIONS OF THE PREMISES, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PREMISES AND THE EXISTENCE OR NONEXISTENCE OF, OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO, ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PREMISES, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO.

iv.            UPON CLOSING, BUYER SHALL AUTOMATICALLY ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS, AND BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S AFFILIATES, PREDECESSORS, SUCCESSORS, PARTNERS, MEMBERS, OFFICERS, DIRECTORS, SHAREHOLDERS, TRUSTEES, EMPLOYEES, AGENTS, REPRESENTATIVES, LENDERS, CONSULTANTS AND ATTORNEYS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION IN LAW OR IN EQUITY (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S AFFILIATES, PREDECESSORS, SUCCESSORS, PARTNERS, MEMBERS, OFFICERS,

DIRECTORS, SHAREHOLDERS, TRUSTEES, EMPLOYEES, AGENTS, REPRESENTATIVES, LENDERS, CONSULTANTS AND ATTORNEYS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PREMISES.  THE UNDERSIGNED ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE UNDERSIGNED, BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPALS OF SIMILAR EFFECT.

_____________________

Buyer’s Initials

B.            Survival of Disclaimers. The provisions of this Section 11 shall survive Closing or any termination of this Agreement.

12.           Notices.  All notices or other communications to be given by one party to the other under this Agreement shall be in writing, mailed or delivered to the other party at the following addresses:

If intended for Seller:

BMR-2282 FARADAY AVENUE LLC

Attn: Vice President, Real Estate Counsel

17190 Bernardo Center Drive

San Diego, California 92128

Phone: (858) 485-9840 Fax: (858) 485-9843

If intended for Buyer:

Isis Pharmaceuticals, Inc.

Attn:  Chief Operating Officer

1896 Rutherford Road

Carlsbad, California 92008

Phone: (760) 931-9200 Fax: (760) 918-3599

with a copy to: General Counsel

Fax:  760-268-4922

Notices may be delivered by Federal Express, United Parcel Service, or other nationally recognized overnight (one-night) mail courier service, or sent by facsimile (provided a copy of such notice is deposited with an overnight courier for next business day delivery). Any such notice shall be considered given on the date of such hand or couriered delivery, confirmed facsimile transmission if received on a business day, deposit with such overnight courier for next business day delivery.

Either party may, with proper notice, at any time designate a different address to which notices shall be sent.

13.           Assignment.  Buyer may not assign its rights under this Agreement without first obtaining Seller’s written approval, which approval may be given or withheld in Seller’s sole discretion, except that Buyer may assign this agreement without Seller’s approval but with written notice, to any (i) successor by merger or sale of substantially all of Buyer’s assets (including, without limitation, this Agreement) in a manner such that the assignee will become liable and responsible for the performance and observance of all Buyer’s duties and obligations hereunder; or (ii) corporation or other entity which controls, is controlled by, or is under common control with Buyer.  In no event shall any assignment of this Agreement release or discharge Buyer from any liability or obligation hereunder unless expressly agreed otherwise by Seller in writing.  Any transfer, directly or indirectly, (whether by merger, consolidation or otherwise) of any stock, partnership interest or other ownership interest in Buyer or any other transaction, in each case which results (whether directly or indirectly) in a change in control of Buyer shall constitute an assignment of this Agreement.

14.           Brokerage.  Each of Seller and Buyer represents and warrants to the other of them that it has not dealt with any broker, agent, finder or other intermediary in connection with the conveyance of the Premises or this Agreement. Each of Seller and Buyer agrees to indemnify, defend and hold the other harmless of, from and against any damages, costs, claims, losses or liabilities whatsoever (including attorney’s fees, expenses and court costs) arising from any breach by the indemnifying party of the foregoing warranties, representations and agreements.  This Section shall survive Closing under this Agreement.

15.           Time of the Essence.  Time, wherever mentioned herein, shall be of the essence of this Agreement.

16.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors, heirs and assigns.

17.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto regarding the transaction contemplated hereby and there are no other terms, covenants, conditions, warranties, representations or statements, oral or otherwise, of any kind whatsoever.  Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

18.           Headings.  The headings incorporated in this Agreement are for convenience and reference only and are not a part of this Agreement and do not in any way control, define, limit, or add to the terms and conditions hereof.

19.           Governing Law.  This Agreement shall be construed, interpreted and governed by the laws of the State of California.

20.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute one and the same instrument.

21.           Attorneys’ Fees.  If either party commences an action against the other party arising out of or in connection with this Agreement, then the prevailing party shall be entitled to have and recover from the other party reasonable attorneys’ fees, charges and disbursements and costs of suit in proportion to [***] up to a maximum of 100%; provided, however, that in the case where the prevailing party is awarded any equitable relief, then the prevailing party may recover the full amount of such costs and attorney’s fees.  For example, if the prevailing party [***] and no equitable relief, but [***], and the prevailing party had two hundred thousand dollars ($200,000) in costs and attorneys’ fees, then such prevailing party would be entitled to recover [***] of such costs and attorneys’ fees.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, under seal, as of the day and year first-above written.

SELLER:
BMR-2282 FARADAY AVENUE LLC,
a Delaware limited liability company,

By:
Name:
Title:

BUYER:
ISIS PHARMACEUTICALS, INC.,
a Delaware corporation,

By:
Name:
Title:

S-1

ACKNOWLEDGMENT AND CONSENT OF TITLE COMPANY

On this                   day of                         , 20    , the undersigned, the Title Company named in the foregoing Agreement, intending to be legally bound hereby, agrees to keep, observe and perform the terms and conditions of said Agreement relating to the holding and disbursement of the Deposit (as defined in the Agreement), together with any interest earned thereon, and all additional monies paid to it in escrow pursuant to the terms and conditions thereof.  Title Company shall not incur any liability to anyone for damages, losses, or expenses except for fraud, negligence or willful conversation in respect to any action taken or omitted in good faith.  Title Company may tender into the registry of any court of competent jurisdiction any escrow funds if it deems that there is a dispute with respect to the disbursement of such funds.  Thereafter, Title Company will be discharged from all further duties and liabilities hereunder.

TITLE COMPANY:

[ ]

By:

S-2

EXHIBIT “A”

(Legal Description of Premises)

Real property in the City of Carlsbad, County of San Diego, State of California, described as follows:

Parcel A:

Lot 7 of Carlsbad Tract No. 84-9, according to Map thereof No. 11230, filed in the Office of the County Recorder of San Diego County, May 10, 1985, as instrument no. 85-165947 of Official Records, and a portion of Parcel D of Parcel Map No. 14461, filed in the Office of the County Recorder of San Diego County, September 12, 1986 as instrument no. 86-402406 of Official Records; all in the City of Carlsbad, County of San Diego, State of California, more particularly described as follows:

Commencing at the Northwest corner of said Parcel D of Parcel Map No. 14461; thence along the Westerly property line of said Parcel D, South 18 degrees 26’06” East, 278.43 feet, to the true point of beginning; thence leaving said Westerly line North 50 degrees 30’00” East, 145.33 feet; thence North 70 degrees 12’00” East, 92.23 feet; thence South 39 degrees 30’48” East, 256.97 feet; thence South 50 degrees 29’12” West, 83.13 feet; thence South 71 degrees 33’54” West, 242.68 feet to a point on said Westerly property line; thence North 18 degrees 26’06” West, 215.24 feet to the true point of beginning.

Said  property being described as “Parcel C” in a Certificate of Compliance recorded on April 21, 2003 as instrument no. 2003-0459192 of Official Records of said San Diego County.

Parcel B:

A non-exclusive easement on, over and under the common areas as defined and shown on those certain amended and restated declaration of establishment of Covenants, Conditions and Restrictions, and Reservation of Easements (the “Declarations”), dated June 28, 1988 and recorded August 8, 1988 as instrument no. 88-387705 of Official Records, for the purposes of ingress and egress, parking, the construction, installation, maintenance, removal replacements, operation and use of utilities, including but not limited to sewers, water and gas pipes, drainage lines and systems, electric power, conduit lines and wiring, telephone, conduits, lines and wires and other utilities, public or private, beneath the ground surface (except vaults, vents, access, structures and other facilities required to be above ground), subject to the terms, as more particularly set forth in the Declaration.

APN: 212-061-33-00

EXHIBIT “B”

FORM OF DEED

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

The undersigned Grantor declares:  documentary transfer tax not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended

GRANT DEED

FOR VALUE RECEIVED, BMR-2282 FARADAY AVENUE LLC, a Delaware limited partnership (“Grantor”), grants to ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Grantee”), all that certain real property (the “Property”) situated in the City of Carlsbad, County of San Diego, State of California, described on Exhibit A attached hereto and by this reference incorporated herein, subject to all covenants, conditions, easements, encumbrances and all other matters affecting the Property.

IN WITNESS WHEREOF, the undersigned has executed this Grant Deed dated as of                        , 20    .

BMR-2282 FARADAY AVENUE LLC,

a Delaware limited liability company

By:
Name:
Title:

STATE OF CALIFORNIA	}
COUNTY OF	}	S.S.

On                                             ,                    before me,                                                                                                                                                                                                                                                                                                                   , a Notary Public in and for said County and  State, personally appeared,                                                                                                                                                                                                                                                                                                                                                                                                                                                                               , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(Notary Seal)

EXHIBIT A TO FORM OF DEED

DESCRIPTION OF PROPERTY

Real property in the City of Carlsbad, County of San Diego, State of California, described as follows:

Parcel A:

Lot 7 of Carlsbad Tract No. 84-9, according to Map thereof No. 11230, filed in the Office of the County Recorder of San Diego County, May 10, 1985, as instrument no. 85-165947 of Official Records, and a portion of Parcel D of Parcel Map No. 14461, filed in the Office of the County Recorder of San Diego County, September 12, 1986 as instrument no. 86-402406 of Official Records; all in the City of Carlsbad, County of San Diego, State of California, more particularly described as follows:

Commencing at the Northwest corner of said Parcel D of Parcel Map No. 14461; thence along the Westerly property line of said Parcel D, South 18 degrees 26’06” East, 278.43 feet, to the true point of beginning; thence leaving said Westerly line North 50 degrees 30’00” East, 145.33 feet; thence North 70 degrees 12’00” East, 92.23 feet; thence South 39 degrees 30’48” East, 256.97 feet; thence South 50 degrees 29’12” West, 83.13 feet; thence South 71 degrees 33’54” West, 242.68 feet to a point on said Westerly property line; thence North 18 degrees 26’06” West, 215.24 feet to the true point of beginning.

Said  property being described as “Parcel C” in a Certificate of Compliance recorded on April 21, 2003 as instrument no. 2003-0459192 of Official Records of said San Diego County.

Parcel B:

A non-exclusive easement on, over and under the common areas as defined and shown on those certain amended and restated declaration of establishment of Covenants, Conditions and Restrictions, and Reservation of Easements (the “Declarations”), dated June 28, 1988 and recorded August 8, 1988 as instrument no. 88-387705 of Official Records, for the purposes of ingress and egress, parking, the construction, installation, maintenance, removal replacements, operation and use of utilities, including but not limited to sewers, water and gas pipes, drainage lines and systems, electric power, conduit lines and wiring, telephone, conduits, lines and wires and other utilities, public or private, beneath the ground surface (except vaults, vents, access, structures and other facilities required to be above ground), subject to the terms, as more particularly set forth in the Declaration.

APN: 212-061-33-00

EXHIBIT “C”

(Bill of Sale and Assignment and Assumption of Warranties)

THIS BILL OF SALE AND ASSIGNMENT AND ASSUMPTION OF WARRANTIES (the “Assignment”) made as of this [        ] day of                   , 20     between BMR-2282 FARADAY AVENUE LLC, a Delaware limited liability company (the “Assignor”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Assignee”). Assignor and Assignee are parties to the Agreement of Purchase and Sale dated               ,              between Assignor and Assignee (the “Agreement”).  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Agreement.

1.             Assignor is the owner of that certain real property located in Carlsbad, California, more particularly described in Exhibit A attached hereto (the “Real Property”).  Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest, in, to, and under the following, in each case to the extent assignable without payment or fee: all warranties, indemnities, guaranties (express or implied), applications, permits, authorizations, approvals and licenses (to the extent applicable in any way to the above referenced Real Property and any improvements thereon (collectively, the “Warranties”).

2.             Assignee does hereby assume and agree to perform all of Assignor’s obligations under the Warranties accruing from and after the date hereof.  Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees) directly or indirectly arising out of or related to any breach or default in Assignee’s obligations hereunder.

3.             Sale of Personalty.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, transfers, sets over and conveys to Assignee the following:

(a)           Tangible Personal Property.  All right, title and interest of Assignor in and to all all tangible personal property now or hereafter located on, or used exclusively in connection with, the operation, ownership, maintenance, occupancy or improvement of the Land (collectively, the “Tangible Personal Property”; and

(b)           Intangible Property.  The following property to the extent assignable: All, right, title and interest of Assignor, if any, in and to all intangible personal property now or hereafter used exclusively in connection with the operation, ownership, maintenance, management, or occupancy of the Real Property (to the extent assignable); the plans and specifications for the Improvements (to the extent assignable); insurance proceeds received by (or owed to) Seller which relate to damage to the Land or Improvements caused by a casualty that has occurred prior to the Closing Date and for which restoration has not previously occurred, but only to the extent that such proceeds have not been applied by Seller prior to the Closing Date towards the cost of (a) pursuit or settlement of the applicable insurance claim, (b) the clearing of debris or other expenses associated with securing the Land or Improvements, or (c) restoration of the Land or Improvements; and condemnation awards or claims thereto.

4.             This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

5.             This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

BMR-2282 FARADAY AVENUE LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

ISIS PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT A TO FORM OF ASSIGNMENT AND ASSUMPTION OF WARRANTIES

DESCRIPTION OF PREMISES

Real property in the City of Carlsbad, County of San Diego, State of California, described as follows:

Parcel A:

Lot 7 of Carlsbad Tract No. 84-9, according to Map thereof No. 11230, filed in the Office of the County Recorder of San Diego County, May 10, 1985, as instrument no. 85-165947 of Official Records, and a portion of Parcel D of Parcel Map No. 14461, filed in the Office of the County Recorder of San Diego County, September 12, 1986 as instrument no. 86-402406 of Official Records; all in the City of Carlsbad, County of San Diego, State of California, more particularly described as follows:

Commencing at the Northwest corner of said Parcel D of Parcel Map No. 14461; thence along the Westerly property line of said Parcel D, South 18 degrees 26’06” East, 278.43 feet, to the true point of beginning; thence leaving said Westerly line North 50 degrees 30’00” East, 145.33 feet; thence North 70 degrees 12’00” East, 92.23 feet; thence South 39 degrees 30’48” East, 256.97 feet; thence South 50 degrees 29’12” West, 83.13 feet; thence South 71 degrees 33’54” West, 242.68 feet to a point on said Westerly property line; thence North 18 degrees 26’06” West, 215.24 feet to the true point of beginning.

Said  property being described as “Parcel C” in a Certificate of Compliance recorded on April 21, 2003 as instrument no. 2003-0459192 of Official Records of said San Diego County.

Parcel B:

A non-exclusive easement on, over and under the common areas as defined and shown on those certain amended and restated declaration of establishment of Covenants, Conditions and Restrictions, and Reservation of Easements (the “Declarations”), dated June 28, 1988 and recorded August 8, 1988 as instrument no. 88-387705 of Official Records, for the purposes of ingress and egress, parking, the construction, installation, maintenance, removal replacements, operation and use of utilities, including but not limited to sewers, water and gas pipes, drainage lines and systems, electric power, conduit lines and wiring, telephone, conduits, lines and wires and other utilities, public or private, beneath the ground surface (except vaults, vents, access, structures and other facilities required to be above ground), subject to the terms, as more particularly set forth in the Declaration.

APN: 212-061-33-00

EXHIBIT “D”

LEASE TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is entered into as of                         , 20[    ], by and between BMR-2282 FARADAY AVENUE LLC, a Delaware limited liability company (“Landlord”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant” and, together with Landlord, the “Parties”).

RECITALS:

A.            The Parties entered into that certain Lease Agreement, dated as of September 19, 2005, as amended by that certain First Amendment to Lease Agreement dated as of May 8, 2007 and that certain Second Amendment to Lease Agreement dated as of March 30, 2010 (as amended, the “Lease”). All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Lease.

B.            The Parties now wish to terminate the Lease on the terms and conditions set forth herein.

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

1.             TERMINATION OF THE LEASE.  EFFECTIVE AS OF                    , 20     (THE “EFFECTIVE DATE”), THE LEASE IS TERMINATED BY CONSENT OF THE PARTIES; PROVIDED, HOWEVER, THAT SUCH TERMINATION SHALL NOT TERMINATE OR LIMIT THE EFFECT OF THOSE PROVISIONS OF THE LEASE WHICH BY THEIR TERMS SURVIVE EXPIRATION OR TERMINATION OF THE LEASE.

2.             ENTIRE AGREEMENT.  THIS AGREEMENT SHALL CONSTITUTE THE FINAL, COMPLETE AND EXCLUSIVE EXPRESSION OF THE INTENTIONS OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SHALL SUPERSEDE ALL PREVIOUS COMMUNICATIONS, REPRESENTATIONS, AGREEMENTS, PROMISES OR STATEMENTS, EITHER ORAL OR WRITTEN, BY OR BETWEEN ANY PARTY WITH REGARD TO THE SUBJECT MATTER HEREOF.

3.             COUNTERPARTS.  THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE READ TOGETHER AND BE CONSTRUED AS ONE INSTRUMENT.  A FACSIMILE OR OTHER ELECTRONIC COPY OF A SIGNATURE SHALL BE AS BINDING AS AN ORIGINAL SIGNATURE.

[THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

LANDLORD:

BMR-2282 FARADAY AVENUE LLC,
a Delaware limited liability company

By:
Name:
Title:

TENANT:

ISIS PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:
Title:

6

EXHIBIT “E”

(FIRPTA Affidavit)

CERTIFICATE REGARDING FOREIGN

INVESTMENT IN REAL PROPERTY TAX ACT

(ENTITY TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person.  To inform the transferee (purchaser) that withholding tax is not required upon the disposition of a U.S. real property interest by BMR-2282 FARADAY AVENUE LLC, a Delaware limited liability company (“Transferor”).  Transferor hereby certifies:

1.             Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

2.             Transferor’s Federal Employer Identification Number is                           .

3.             Transferor’s office address is:

17190 Bernardo Center Drive

San Diego, CA  92128

4.             The address or description of the property which is the subject matter of the disposition is                           , Carlsbad, California.

Transferor understands that this certification must be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

BMR-2282 FARADAY AVENUE LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT “F”

(Permitted Exceptions)

1.             General and special taxes and assessments for the fiscal year 2005-2006, a lien not yet due or payable.

2.             The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, arising on or after the date of said policy.

3.             Covenants, conditions, restrictions and easements in the document entitled “Third Amended and Restated Declaration of Covenants, Conditions and Restrictions of Carlsbad Research Center” recorded June 29, 1988 as Instrument No. 88-313420 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes or Section 12955 of the California Government Code. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

4.             The terms and provisions contained in the document entitled “Agreement Between Developer- Owner and the City of Carlsbad for the Payment of a Public Facilities Fee” recorded April 17, 1984 as Instrument No 84-140520 of Official Records.

5.             An easement for public utilities and incidental purposes, recorded October 8, 1984 as Instrument No. 84-381176 of Official Records.

In Favor of:	San Diego Gas and Electric Company, a corporation
Affects:	A portion of said land

The location of the easement cannot be determined from record information.

6.             An easement shown or dedicated on the map filed or recorded May 10, 1985 as Map No.11230 and map recorded September 12, 1986 as Parcel Map no. 14461

For:	General utility and access and incidental purposes.

A portion of said easement has been vacated by Quitclaim Deed recorded October 27, 1986 as Instrument No. 86-485767 of Official Records.

Affects: Lot 8 of Map No. 11230

7.             An easement shown or dedicated on the map filed or recorded May 10, 1985 as Map No. 11230 of Tract Maps

For:	Proposed General Access and Utility Easement and incidental purposes.

The location of the easement cannot be determined from record information.

8.             The terms and provisions contained in the document entitled “Agreement Between Developer- Owner and the City of Carlsbad for the Payment of a Public Facilities Fee” recorded February 25, 1986 as Instrument No. 86-073170 of Official Records.

9.             An easement for public utilities and incidental purposes, recorded March 4, 1986 as Instrument No. 86-084966 of Official Records.

In Favor of:	San Diego Gas and Electric Company.
Affects:	A portion of said land

The location of the easement cannot be determined from record information.

10.           The right to relocate, from time to time, any such easement located on the common area, so long as any improvements constructed on such relocated easements are replaced, in favor of Carlsbad, Research Center, a California general partnership, as disclosed by document entitled “Grant Deed” Recorded January 19, 1988 as Instrument No. 88-024163 of Official Records.

11.           Covenants, conditions, restrictions and easements in the document entitled “First Amended and Restated Declaration of Establishment of Covenants, Conditions and Restrictions and Reservation of Easements” recorded August 8, 1988 as Instrument No. 88-387705 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes or Section 12955 of the California Government Code. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

Document(s) declaring modifications thereof entitled “First Amendment to First Amended and Restated Declaration of Establishment of Covenants, Conditions and Restrictions and Reservation of Easements” recorded April 15, 1993 as Instrument No. 1993-0232850 of Official Records.

12.           An easement for construct, reconstruct, operate, maintain and repair facilities designed for the general purpose of collecting, storing, transporting, pumping and treating all water, including surface water, stream water, flood water and ground water flowing into said facilities, and all natural and artificial drainage ditches and structures of any kind, whether above or below the surface of the ground and

9

incidental purposes, recorded August 8, 1994 as Instrument No. 1994¬0482604 of Official Records.

In Favor of:	Carlsbad Municipal water District, a public agency.
Affects:	A portion of said land

At the date of recording of the document, the parties thereto had no record interest in the land.

13.           An easement for construct, reconstruct, operate, maintain and repair facilities designed for the general purpose of collecting, storing, transporting, pumping and treating all water, including surface water, stream water, flood water and ground water flowing into said facilities, and all natural and artificial drainage ditches and structures of any kind, whether above or below the surface of the ground and incidental purposes, recorded August 8, 1994 as Instrument No. 199+• 0482622 of Official Records.

In Favor of:	Carlsbad Municipal water District, a public agency.
Affects:	A portion of said land

At the date of recording of the document, the parties thereto had no record interest in the land.

14.           The terms and provisions contained in the document entitled “Commercial Cable Television Access Agreement and Easement” recorded September 27, 1995 as Instrument No. 1995¬0432157 of Official Records.

15.           An easement for public utilities and incidental purposes, recorded August 1, 2003 as Instrument No. 2003-0928641 of Official Records.

In Favor of:	San Diego Gas and Electric Company, a corporation
Affects:	A portion of said land

The location of the easement cannot be determined from record information.

10

EXHIBIT B TO AMENDMENT

EXHIBIT F

FORM MEMORANDUM OF LEASE

Recording Requested By:

When Recorded Return To:

LATHAM & WATKINS LLP
Attn: Robert Frances, Esq.
600 West Broadway, 18th Floor
San Diego, California 92101-3375
THE AREA ABOVE IS RESERVED FOR RECORDER’S USE

MEMORANDUM OF LEASE

This Memorandum of Lease (“Memorandum”) is made and entered into as of March 30, 2010, by and between BMR-2282 FARADAY AVENUE LLC, a Delaware limited liability company (“Landlord”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), in connection with that certain real property located in Carlsbad, California, and more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (together with any improvements now or hereafter constructed thereon, the “Premises”).

1.             Lease.  Pursuant to the terms and provisions of that certain unrecorded Lease by and between Landlord and Tenant, dated September 19, 2005, as amended on May 8, 2007 and March 30, 2010 (the “Lease”), Tenant leased the Premises from Landlord. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Lease.

2.             Lease Term.  The term of the Lease shall commence on September 19, 2005 and end on December 31, 2031, subject to earlier termination of the Lease as provided therein; provided, however, that Tenant shall have four (4) options to extend the Lease term, as further described in Article 36 of the Lease.

3.             Purchase Option. The Lease grants Tenant the option to purchase the Premises from Landlord at the end of certain Lease Years:, subject to and in accordance with Section 24.3 of the Lease.

4.             Right of First Negotiation.  The Lease grants Tenant the right of first negotiation with respect to any sale of the Premises by Landlord to a third party, subject to and in accordance with Section 24.2 of the Lease.

5.             No Effect on Lease. The parties have prepared, signed, and acknowledged this Memorandum solely for recording purposes. This Memorandum does not modify, increase, decrease, or in any other way affect any party’s rights, duties, or obligations under the Lease. Landlord and Tenant each has rights, duties, and obligations (and conditions to its rights) under the Lease but not stated in this Memorandum. If the provisions of the Lease and the provisions of this Memorandum conflict, then the provisions of the Lease shall govern. Nothing in this Memorandum constitutes any representation or warranty by either party. To the extent, if any, that the Lease limits the liability of either Landlord or Tenant, such limitation also applies to any such liability under this Memorandum.

6.             Successors and Assigns. The Lease and this Memorandum shall bind and benefit the parties hereto and their successors and assigns.

7.             Termination. This Memorandum shall automatically terminate and be of no force or effect upon any termination of the Lease. Within fifteen (15) days following such termination, Tenant will provide to Landlord an executed and acknowledged Quitclaim Deed, releasing and quitclaiming all right, title and interest in and to the Property, specifically including any interest pursuant to the Lease.

8.             Counterparts.  This Memorandum may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement.  To facilitate the execution of this Memorandum, the parties may execute and exchange by telephone facsimile or by other electronic methods (including email) counterparts of this Memorandum or the signature pages hereto.  Signatures to this Memorandum transmitted electronically or by telecopy shall be valid and effective to bind the party so signing.  Each party hereto agrees to promptly deliver to the other party an executed original to this Memorandum with its actual signature, but a failure to do so shall not affect the enforceability of this Memorandum, it being expressly agreed that each party to this Memorandum shall be bound by its own telecopied or electronically delivered signature and shall accept the telecopied or electronically delivered signature of the other parties to this Memorandum.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Ground Lease as of the date first above written.

LANDLORD:

BMR-2282 FARADAY AVENUE LLC

By:
Name:	John Bonanno
Title:	Vice President, Development

TENANT:

ISIS PHARMACEUTICALS, INC.

By:
Name:	B. Lynne Parshall
Title:	Chief Operating Officer & Chief Financial Officer

[MEMORANDUM OF LEASE SIGNATURE PAGE]

STATE OF CALIFORNIA                      }

COUNTY OF                                           } S.S.

On                                             ,                    before me,                                                                                                                                            , a Notary Public in and for said County and State, personally appeared,                                                                                                                                                                                                                                                                                                                                                                                                       , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(Notary Seal)

[MEMORANDUM OF LEASE ACKNOWLEDGMENT PAGE]

STATE OF CALIFORNIA                      }

COUNTY OF                                           } S.S.

On                                             ,                    before me,                                                                                                                                            , a Notary Public in and for said County and State, personally appeared,                                                                                                                                                                                                                                                                                                                                                                                                       , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(Notary Seal)

EXHIBIT “A”

Description of the Property

Real property in the City of Carlsbad, County of San Diego, State of California, described as follows:

Parcel A:

Lot 7 of Carlsbad Tract No. 84-9, according to Map thereof No. 11230, filed in the Office of the County Recorder of San Diego County, May 10, 1985, as instrument no. 85-165947 of Official Records, and a portion of Parcel D of Parcel Map No. 14461, filed in the Office of the County Recorder of San Diego County, September 12, 1986 as instrument no. 86-402406 of Official Records; all in the City of Carlsbad, County of San Diego, State of California, more particularly described as follows:

Commencing at the Northwest corner of said Parcel D of Parcel Map No. 14461; thence along the Westerly property line of said Parcel D, South 18 degrees 26’06” East, 278.43 feet, to the true point of beginning; thence leaving said Westerly line North 50 degrees 30’00” East, 145.33 feet; thence North 70 degrees 12’00” East, 92.23 feet; thence South 39 degrees 30’48” East, 256.97 feet; thence South 50 degrees 29’12” West, 83.13 feet; thence South 71 degrees 33’54” West, 242.68 feet to a point on said Westerly property line; thence North 18 degrees 26’06” West, 215.24 feet to the true point of beginning.

Said property being described as “Parcel C” in a Certificate of Compliance recorded on April 21, 2003 as instrument no. 2003-0459192 of Official Records of said San Diego County.

Parcel B:

A non-exclusive easement on, over and under the common areas as defined and shown on those certain amended and restated declaration of establishment of Covenants, Conditions and Restrictions, and Reservation of Easements (the “Declarations”), dated June 28, 1988 and recorded August 8, 1988 as instrument no. 88-387705 of Official Records, for the purposes of ingress and egress, parking, the construction, installation, maintenance, removal replacements, operation and use of utilities, including but not limited to sewers, water and gas pipes, drainage lines and systems, electric power, conduit lines and wiring, telephone, conduits, lines and wires and other utilities, public or private, beneath the ground surface (except vaults, vents, access, structures and other facilities required to be above ground), subject to the terms, as more particularly set forth in the Declaration.

APN: 212-061-33-00

[MEMORANDUM OF LEASE ACKNOWLEDGMENT PAGE]